EXHIBIT 32.02

SECTION 1350 CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

In connection with the report on Form 10-K of Superfund Green, L.P. (the “Fund”), for the period ending December 31, 2017 (the “Report”), I, Jim Douglas, Principal Financial Officer of Superfund Capital Management, Inc., the general partner of the Fund, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 30, 2018	By: /s/ Jim Douglas
Jim Douglas
Vice Head of Back Office and Principal Financial Officer